Exhibit 99.2

VICARIOUS SURGICAL INVESTOR PRESENTATION NOVEMBER 2021 INVESTOR PRESENTATION NOVEMBER 2021

VICARIOUS SURGICAL INVESTOR PRESENTATION NOVEMBER 2021 2 00 | SUMMARY DISCLAIMER This presentation contains forward - looking statements. All statements other than statements of historical facts contained herein are forward - looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, the statements regarding [financial projections], market opportunity, and statements about the development, regulatory pathway and commercialization of the Vicarious System. Such forward - looking statements involve known and unknown risks, uncertainties, and other important factors that may cause Vicarious Surgical’s actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward - looking statements. Such risks and uncertainties include, among others, the risks and uncertainties of the duration, extent and impact of the COVID - 19 pandemic, including market acceptance of the Vicarious System; the ability to develop and commercialize the Vicarious System; the ability to identify new medical procedures for Vicarious Surgical technology; the retention of key personnel and employees and the ability to attract, recruit, train, retain, motivate and integrate key personnel and employees; risks and uncertainties relating to developing, optimizing and operating Vicarious Surgical sales and distribution channels; the ability to enter into and maintain arrangements with third parties to sell and market Vicarious Surgical products; risks and uncertainties of obtaining FDA approval of marketing authorization for current Vicarious Surgical products or any future Vicarious Surgical products and technologies; the ability to maintain any technological or competitive advantage over Vicarious Surgical competitors and potential competitors; risks of third party claims alleging infringement of patents and proprietary rights or seeking to invalidate Vicarious Surgical’s or Vicarious Surgical’s partner’s patents or proprietary rights; and the risk that Vicarious Surgical’s proprietary rights may be insufficient to protect its technologies. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward - looking statements, as well as risks relating to Vicarious Surgical’s business in general, see Vicarious Surgical’s risk factors set forth in Vicarious Surgical’s Current Report on Form 8 - K filed with the Securities and Exchange Commission (SEC) on September 23, 2021 and subsequent filings with the SEC. Additional risk factors may be described in the “Risk Factors” section of Vicarious Surgical’s Quarterly Report on Form 10 - Q to be filed with the SEC on or about [November 8], 2021. In addition, many of the foregoing risks and uncertainties are, and could be, exacerbated by the COVID - 19 pandemic and any worsening of global or regional business and economic environment as a result. Any forward - looking statements contained in this presentation speak only as of the date hereof, and Vicarious Surgical specifically disclaims any obligation to update any forward - looking statement, whether as a result of new information, future events or otherwise.

KEY INVESTMENT HIGHLIGHTS 00 | SUMMARY 3 NEXT GENERATION ROBOTICS TECHNOLOGY DESIGNED TO SOLVE MANUAL AND ROBOT - ASSISTED SURGERY SHORTCOMINGS TAPPING INTO A $136B MARKET; 96.8% UNADDRESSED BY ROBOTICS 1 ABILITY TO ADDRESS MOST ABDOMINAL PROCEDURES DEVELOPED IN STEALTH BY VISIONARY MANAGEMENT TEAM AND INVESTORS ONLY ROBOT WITH FDA BREAKTHROUGH DESIGNATION 2 [1] VICARIOUS ESTIMATES FROM DATA SOURCED FROM LSI MARKET SIZE ANALYSIS AND PUBLIC FILINGS. INCLUDES ONLY PROCEDURES THAT COULD BE ADDRESSED BY VICARIOUS THROUGH 2027 [2] AS OF THE DATE OF THIS PRESENTATION, VICARIOUS IS NOT AWARE OF ANY SURGICAL ROBOTICS COMPANY THAT HAS ANNOUNCED RECEIVING BREAKTHROUGH DESIGNATION FOR A FULL ROBOTICS SYSTEM VICARIOUS SURGICAL INVESTOR PRESENTATION NOVEMBER 2021

OUR TEAM AND INVESTORS 01 VICARIOUS SURGICAL INVESTOR PRESENTATION NOVEMBER 2021 4

VICARIOUS SURGICAL INVESTOR PRESENTATION NOVEMBER 2021 5 01 | OUR TEAM AND INVESTORS VISIONARY MANAGEMENT TEAM CO - FOUNDER AND CEO ADAM SACHS CO - FOUNDER AND CTO SAMMY KHALIFA EXECUTIVE CHAIRMAN DAVID STYKA VP OF SYSTEMS DAVE WILKINSON GENERAL COUNSEL AND CHIEF LEGAL OFFICER JUNE MORRIS VP OF COMMERCIAL STRATEGY MICHAEL PRATT VP OF SOFTWARE NEERAJ MAINKAR VP OF MARKETING SHWETA GUPTA VP OF HARDWARE ROB WHITE VP OF PEOPLE & CULTURE EMMA PLOUFFE CHIEF FINANCIAL OFFICER BILL KELLY CO - FOUNDER, CHIEF MEDICAL OFFICER BARRY GREENE

EXPERIENCED BOARD AND ADVISORS



EXECUTIVE CHAIRMAN
DAVID STYKA
AURIS
Former Operational Leader at Auris



D8 BOARD DIRECTOR[1]
DAVID HO
HARVARD UNIVERSITY Caltech MIT
Noted HIV/AIDS Researcher; Time "Man of the Year" 1996



BOARD DIRECTOR
PHIL LIANG
E15VC



BOARD DIRECTOR
ADAM SACHS
MIT



BOARD DIRECTOR
RIC FULOP
Desktop Metal



BOARD DIRECTOR
SAMMY KHALIFA
MIT



BOARD DIRECTOR
SAMIR KAUL
khosla ventures



BOARD DIRECTOR
DROR BERMAN
innovation endeavors



BOARD MEMBER
DONALD TANG
CELADON PARTNERS
CITADEL DE Shaw & Co



TECHNOLOGY ADVISOR
PAUL HERMES
Medtronic
Former Head of Medtronic Robotics Program



IP ADVISOR
DAVE HIGHET
BD
Former General Counsel and Chief IP Counsel at BD

[1] SUBJECT TO BEING FORMALIZED

SEASONED INVESTORS

SELECT EXISTING INVESTORS

khosla ventures
innovation endeavors
AME CLOUD VENTURES
E15VC
Bill Gates

VICARIOUS SURGICAL INVESTOR PRESENTATION NOVEMBER 2021
01 | OUR TEAM AND INVESTORS
6

THE PROBLEM 02 VICARIOUS SURGICAL INVESTOR PRESENTATION NOVEMBER 2021 7

THE STATE OF SURGERY TODAY


TROCAR SIZE
VICARIOUS SURGICAL ROBOTS[4]
1.5CM
2.5CM
EXISTING SINGLE PORT ROBOTS



THE BEGINNING

OPEN SURGERY

Weeks
at home and months of pain

High
cost of care

- ✗ Large incision
- ✗ Injuries
- ✗ Pain
- ✗ Complications

→



ONE STEP FORWARD

MINIMALLY-INVASIVE SURGERY

Manual and Robotic

- ✓ Small incision
- ✗ Multiple incisions
- ✓ Less injuries
- ✗ Less capability

→



ONE STEP BACKWARD

EXISTING SINGLE-PORT ROBOTS

- ✗ Even more injury
- ✗ Even less capability
  - Tiny procedural area
  - Limited motion
  - High cost

→



STUCK AT THE BEGINNING

OPEN SURGERY DOMINANCE

39 million[2] robotic addressable abdominal soft-tissue procedures worldwide per year

>50%[2] are still open surgery

COMPLICATION RATES FROM INCISION	Open Surgery	Minimally-Invasive Surgery	Existing Single-Port Robots	Open Surgery Dominance
	15-20%[1]	1.2%[3]	8.4%[3]	15-20%[1]

WE NEED A SOLUTION THAT IS MINIMALLY INVASIVE AND MORE CAPABLE

[1] HERNÁNDEZ-GRANADOS P ET AL, INCISIONAL HERNIA PREVENTION AND USE OF MESH. A NARRATIVE REVIEW. 2018
[2] VICARIOUS ESTIMATES BASED ON LSI DATA. 2020 DATA
[3] MARKS JM ET AL, SINGLE INCISION LAPAROSCOPIC CHOLECYSTECTOMY IS ASSOCIATED WITH IMPROVED COSMESIS SCORING AT THE COST OF SIGNIFICANTLY HIGHER HERNIA RATES. 2013
[4] VICARIOUS SYSTEM IS CAPABLE OF INCISION SIZES AS LOW AS 1.2CM. CURRENT DISPOSABLES REQUIRE 1.8CM INCISION. VICARIOUS IS DEVELOPING AND EXPECTS TO LAUNCH DISPOSABLES REQUIRING 1.5CM INCISION

8

LIMITATIONS OF ROBOTIC SURGERY TODAY

HIGH COST

Capital and service costs >$2M investment

High upfront cost and burdensome service contracts are often prohibitively expensive, especially for outpatient settings

DIFFICULT TO USE

Steep learning curves and device-specific training requirements

Surgeon is required to "design robot motion" for each procedure: in choosing incision sites, surgeon needs to build a robot for every procedure to operate well and avoid collisions inside and outside the abdomen

LIMITED CAPABILITIES

Ill-suited for many outpatient procedures. Single-port systems have limited capabilities

Limited ability to operate in multiple quadrants, difficulty operating on the ceiling, collisions inside and outside the abdomen, and restricted access to the patient

Existing single port robots increase complications in 8.4%[2] of surgeries with trocar sizes of 2.5cm+

LOW UTILIZATION

Large profile, limited portability, extensive set-up, and OR turnover times

Multi-port systems occupy valuable OR real-estate due to large profile and limited portability

Extensive set up and OR turnover times create inefficiencies and increase cost

THESE LIMITATIONS RESULT IN ONLY

3.2%

PENETRATION OF PROCEDURES ADDRESSED BY LEGACY ROBOTS[1]

[1] VICARIOUS ESTIMATES FROM DATA SOURCED FROM LSI MARKET SIZE ANALYSIS AND PUBLIC FILINGS

[2] MARKS JM ET AL, SINGLE INCISION LAPAROSCOPIC CHOLECYSTECTOMY IS ASSOCIATED WITH IMPROVED COSMESIS SCORING AT THE COST OF SIGNIFICANTLY HIGHER HERNIA RATES. 2013

9

OUR SOLUTION 03 VICARIOUS SURGICAL INVESTOR PRESENTATION NOVEMBER 2021 10

03 | OUR SOLUTION VICARIOUS SURGICAL INVESTOR PRESENTATION NOVEMBER 2021 11

THE SYSTEM

9 DEGREES OF FREEDOM PER ARM	1.5cm SINGLE INCISION[1]	360 DEGREES VIEW
5-10x LOWER CAPITAL COST[2]		7 YEARS OF R&D
30+ PATENTS ISSUED AND PENDING[3]	34" wide FITS THROUGH ANY STANDARD DOOR	28 SENSORS PER ARM INSIDE PATIENT


TROCAR SIZE
VICARIOUS SURGICAL ROBOT
EXISTING SINGLE PORT ROBOTS
1.5CM[1]
2.5CM
3D SCREEN
PROPRIETARY SOFTWARE
SURGEON CONSOLE
PATIENT CART
CAMERA AND INSTRUMENT ARMS

[1] VICARIOUS SYSTEM IS CAPABLE OF INCISION SIZES AS LOW AS 1.2CM. CURRENT DISPOSABLES REQUIRE 1.8CM INCISION. VICARIOUS IS DEVELOPING AND EXPECTS TO LAUNCH DISPOSABLES REQUIRING 1.5CM INCISION
[2] AS COMPARED TO LEGACY SURGICAL ROBOTS; VICARIOUS MANUFACTURING DATA AND VICARIOUS ESTIMATES FROM PUBLIC FILINGS
[3] INCLUDING PROVISIONAL APPLICATIONS

VICARIOUS SURGICAL INVESTOR PRESENTATION NOVEMBER 2021
03 | OUR SOLUTION
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LESS INVASIVE WHILE MAXIMIZING CAPABILITIES

INCISION

ONE 1.5CM[1] TROCAR



2 robotic arms and 1 camera through 1 incision

In and out; less collateral damage; small scar

MOTION

HUMAN EQUIVALENT



VIDEO LINK

9 degrees of freedom per arm

Full replication of surgeon's upper body: wrists, elbows, and shoulders

2 robotic arms mapped to the surgeon's own arms

REACH

ANYWHERE[2]



VIDEO LINK

Unprecedented dexterity through the same incision

VISIBILITY

EVERYWHERE[2]



Natural view in any and all directions—see in 360º

MOBILITY

PORTABLE



Fits through a standard door; faster set up/break down time

[1] VICARIOUS SYSTEM IS CAPABLE OF INCISION SIZES AS LOW AS 1.2CM. CURRENT DISPOSABLES REQUIRE 1.8CM INCISION. VICARIOUS IS DEVELOPING AND EXPECTS TO LAUNCH DISPOSABLES REQUIRING 1.5CM INCISION

[2] WITHIN THE ABDOMINAL CAVITY

13

03 | OUR SOLUTION VICARIOUS SURGICAL INVESTOR PRESENTATION NOVEMBER 2021 14 SIZE Simple, portable, and capable — the Vicarious Surgical robot fits through a standard door and can fit into surgical facilities without construction buildout VICARIOUS SURGICAL ROBOTS LEGACY SURGICAL ROBOTS

360° REACH AND VIEW

The Vicarious Surgical robot can work anywhere in the abdomen through a 1.5cm[1] incision

The 9 decoupled actuators in each arm provide unprecedented dexterity inside of an ultra thin support tube


LIMITED
WORKING
AREA

LEGACY SINGLE PORT ROBOTS

Limited area where the surgeon can work


LARGE
WORKING
AREA

VICARIOUS SURGICAL

Surgeon has full access to work within the abdomen



[1] VICARIOUS SYSTEM IS CAPABLE OF INCISION SIZES AS LOW AS 1.2CM. CURRENT DISPOSABLES REQUIRE 1.8CM INCISION. VICARIOUS IS DEVELOPING AND EXPECTS TO LAUNCH DISPOSABLES REQUIRING 1.5CM INCISION

03 | OUR SOLUTION

15

SENSING AND VISUALIZATION

3D DEPTH MAPPING

FULL MOTION TRACKING

FORCE SENSING + FEEDBACK AT EVERY JOINT

4K HIGH FRAME RATE

WIDE FOV

AUTOFOCUS

TONE ADJUSTING LIGHTING

HEAD MOUNTED DISPLAY[1]


VICARIOUS
SURGICAL

[1] WHILE CAPABLE OF HEAD MOUNTED DISPLAY CURRENTLY, MAY REQUIRE CLINICAL DATA FOR LAUNCH

03 | OUR SOLUTION

16

17 03 | OUR SOLUTION ECONOMICS Advanced engineering enables sterile portion to be disposable with competitive cost structure • 3D printed and injection molded parts with polymer fiber cables • Decoupled actuators enable polymer cables and parts, lowering part costs vs traditional manufacturing over 5 - 10 x 1 • Enables sterile portions of robot to be fully disposable • Closed loop feedback enables high force capability with polymer cables, enabling most abdominal procedures Capital equipment is primarily non - robotic as robotic motion happens from inside the patient • Cost of goods of capital equipment is significantly lower than competing products 1 [1] BASED ON QUOTED PRODUCTION PARTS FROM VICARIOUS SUPPLIERS

MARKET RESEARCH FEATURES

Surgeons and administrators reacted positively to the features that our surgical robot provides. Their favorite features are **unique to our technology**

> I like it because it can articulate in 360º and provides a camera that allows for instruments to always be in view
>
> - GENERAL SURGEON, COMMUNITY HOSPITAL

> This is what I call a real generation ahead of everything. This is much better than what currently exists
>
> - GENERAL SURGEON, ACADEMIC MEDICAL CENTER

1 | 360º REACH PROVIDES ACCESS TO ENTIRE ABDOMEN

2 | FULLY ARTICULATING JOINTS ALLOW FOR 9 DEGREES OF FREEDOM

3 | REAL-TIME 4K 3D VISUALIZATION WITH WIDE FIELD OF VIEW

VICARIOUS DELIVERS:


1 | 360º reach provides access to entire abdomen
2 | Fully articulating joints allow for 9 degrees of freedom
3 | Real-time 4K 3D visualization with wide FOV
4 | More space efficient than existing solutions
5 | Future AI capabilities
6 | Compact and portable parts for easy access around patients
7 | Future pipeline includes advanced sensing and data collection
8 | Enables remote training and tele-surgery
9 | Ergonomic design
-3
-2
-1
0
1
2
3
STRONG NEGATIVE IMPACT
STRONG POSITIVE IMPACT

SOURCE: BLINDED STUDY PERFORMED BY THIRD PARTY RESEARCH FIRM

VICARIOUS SURGICAL INVESTOR PRESENTATION NOVEMBER 2021

03 | OUR SOLUTION

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VICARIOUS SURGICAL INVESTOR PRESENTATION NOVEMBER 2021 19 03 | OUR SOLUTION MARKET RESEARCH COMPETITOR COMPARISON 5 | Major Breakthrough VERY EASY SELL STRONG SELLING POSITION NEEDS STRONG MARKETING RECONSIDER LAUNCH 4 | Important Advance 3 | Minor Improvement 2 | Minor Change 1 | No Benefit Independent blinded study with surgeons and hospitals shows over 4 out of 5 score (very easy sell), well above competing solutions 4.8 4.2 COMPARED TO MANUAL MINIMALLY INVASIVE SURGERY COMPARED TO LEGACY SURGICAL ROBOTS SOURCE: BLINDED STUDY PERFORMED BY THIRD PARTY RESEARCH FIRM

[1] AS OF THE DATE OF THIS PRESENTATION, VICARIOUS IS NOT AWARE OF ANY SURGICAL ROBOTICS COMPANY THAT HAS ANNOUNCED RECEIVING BREAKTHROUGH DESIGNATION FOR A FULL ROBOTICS SYSTEM 20 FDA DESIGNATED BREAKTHROUGH TECHNOLOGY Our product is the only surgical robot to receive a breakthrough designation from the FDA indicating that they agree with our product’s potential for clinical benefit 1 CMS has a well - established pathway to reimbursement post clearance: Agreement for clearance with prioritized review 3 Hospital reimbursement may be higher for using breakthrough devices Senior leadership review of application from beginning Ability to charge for the device before having FDA clearance as an investigational device 2 HTTPS://WWW.CMS.GOV/NEWSROOM/FACT - SHEETS/MEDICARE - COVERAGE - INNOVATIVE - TECHNOLOGY - CMS - 3372 - F 3 VICARIOUS HAS YET TO FORM THIS AGREEMENT WITH THE FDA “[An] unfettered path to coverage, beginning as soon as the same day as FDA market authorization for breakthrough devices” - CENTERS FOR MEDICARE AND MEDICAID SERVICES 2 “[CMS will] provide national Medicare coverage as early as the same day as Food and Drug Administration (FDA) market authorization for breakthrough devices and coverage would last for 4 years” - CENTERS FOR MEDICARE AND MEDICAID SERVICES 2

OUR PATHWAY TO COMMERCIALIZATION 04 VICARIOUS SURGICAL INVESTOR PRESENTATION NOVEMBER 2021 21

EXPECTED ROADMAP


DEVELOPMENT AND REGULATORY
COMMERCIAL AND GROWTH
2021
2022
2023
2024
2025
Launch of Early Adopter Program with KOL Surgeons
Filing FDA Presubmission
Beta 1
Cleanroom Setup
Center of Excellence Agreement Executed
Beta 2
Manufacturing Cleanroom Validated
Simulator Launch
First V1.0 Unit Built
Verification & Validation Start
V&V Cadaver Study Complete
ISO 13485 Certification
Summative Usability Testing/ Cadaver Simulated Use Complete
Verification & Validation Complete
FDA 510(k) Submission for Ventral Hernia Repair
Obtaining NRTL Mark
Clip Applying and Vessel Sealing Launch
100th Unit Shipped

NOTE: ACTUAL MILESTONES AND TIMELINE MAY VARY AS CERTAIN ACTIVITIES ARE BEYOND VICARIOUS' CONTROL

VICARIOUS SURGICAL INVESTOR PRESENTATION NOVEMBER 2021 04 | OUR PATHWAY TO COMMERCIALIZATION 22

04 | OUR PATHWAY TO COMMERCIALIZATION VICARIOUS SURGICAL INVESTOR PRESENTATION NOVEMBER 2021 23 2024 REGU L A T O R Y STRATEGY 20 2 3 Our regulatory strategy enables expedited filing while reducing risk by adopting a phased and scalable approach 510(k) clearance is focused on proving substantial equivalence of technology compared to an existing predicate device THIS REGULATORY PLAN HAS NOT BEEN REVIEWED BY THE FDA: CLEARANCE WILL DEPEND ON BOTH DATA VICARIOUS SURGICAL PROVIDES AS WELL AS THE FDA’S AGREEMENT WITH VICARIOUS SURGICAL’S PLAN TO DEMONSTRATE SUBSTANTIAL EQUIVALENCE OF TECHNOLOGY Verification and Validation 5 10(k) Filing Initial launch of core product offering focused on 360º access and visualization for Ventral Hernia repair VENTRAL HERNIA ADDITIONAL INDICATIONS & INSTRUMENTS Product and indication expansion using clinical data collected in parallel to initial product offering clearance Verification and Validation Clinical Data 5 10(k) Filing

OUR MARKET, OUR POTENTIAL 05 VICARIOUS SURGICAL INVESTOR PRESENTATION NOVEMBER 2021 24

FIRST INDICATION: VENTRAL HERNIA

MARKET SIZE[1]



0.9M
US VENTRAL HERNIA CASES
3.3M
OUTSIDE US VENTRAL HERNIA CASES

[1] VICARIOUS ESTIMATES FROM LSI MARKET DATA, INCLUDES INCISIONAL AND UMBILICAL HERNIA CASES. 2020 DATA
[2] HTTPS://WWW.CMS.GOV/NEWSROOM/FACT-SHEETS/MEDICARE-COVERAGE-INNOVATIVE-TECHNOLOGY-CMS-3372-F
[3] MEDICARE.GOV CODES 49652, 49654, 49654+BILATERAL 15734
[4] LAVANCHY ET AL: LONG-TERM RESULTS OF LAPAROSCOPIC VERSUS OPEN INTRAPERITONEAL ONLAY MESH INCISIONAL HERNIA REPAIR. 2018
[5] J. A. WEGDAM ET AL, SYSTEMATIC REVIEW OF TRANSVERSUS ABDOMINIS RELEASE IN COMPLEX ABDOMINAL WALL RECONSTRUCTION. 2018

EXISTING MEDICARE REIMBURSEMENTS

CMS provides an "unfettered path to coverage, beginning as soon as the same day as FDA market authorization for breakthrough devices"[2]

MEDICARE REIMBURSEMENT FOR EACH PROCEDURE[3]

(WITHOUT ANY BENEFITS FROM BREAKTHROUGH STATUS, HOSPITAL OUTPATIENT + SURGEON)

PROCEDURE TYPE	REIMBURSEMENT	RECURRENCE RATE
Simple Repair	$5,615	20%[4]
Incisional Hernia Repair	$9,301	20%[4]
Complex Abdominal Wall Repair	$13,227	4%[5]

AMOUNTS SHOWN ARE AVERAGE TOTALS PAID TO HOSPITAL AND SURGEON FOR EACH PROCEDURE IN 2020

OUR FUNDAMENTAL ADVANTAGE



Legacy robots struggle to work on the abdominal wall



Our system easily operates on the "ceiling" of the abdominal cavity

VICARIOUS SURGICAL INVESTOR PRESENTATION NOVEMBER 2021
05 | OUR MARKET, OUR POTENTIAL
25

VICARIOUS SURGICAL INVESTOR PRESENTATION NOVEMBER 2021 26 05 | OUR MARKET, OUR POTENTIAL INITIAL ADDRESSABLE MARKET 5 COLORECTAL, SMALL BOWEL, BARIATRIC, ESOPHAGEAL, BARIATRIC, STOMACH (NON - ENDOSCOPIC), LSI WW 2020 DATA 6 VICARIOUS ESTIMATES FROM DATA SOURCED FROM LSI MARKET SIZE ANALYSIS 2020 DATA AND PUBLIC FILINGS. INCLUDES ONLY PROCEDURES THAT COULD BE ADDRESSED BY VICARIOUS THROUGH 2027. ASSUMES $3506 REVENUE PER PROCEDURE CURRENTLY REALIZED BY LEGACY ROBOTIC COMPANY. 7 VICARIOUS ESTIMATES FROM LSI MARKET DATA. 2020 DATA 20 2 3 2024 2025 1 INCLUDES INCISIONAL HERNIA AND UMBILICAL, VICARIOUS ESTIMATES FROM LSI WW 2020 DATA, INCLUDES SOME PATIENTS WHO CHOSE TO NOT HAVE HERNIAS REPAIRED WITH LEGACY TECHNIQUES 2 HYSTERECTOMY, OOPHORECTOMY, COLPOPEXY, LSI WW 2020 DATA 3 VICARIOUS ESTIMATES FROM LSI WW 2020 DATA, INCLUDES SOME PATIENTS WHO CHOSE TO NOT HAVE HERNIAS REPAIRED WITH LEGACY TECHNIQUES 4 LSI WW 2020 DATA 2026 2027 ADDRESSABLE PROCEDURES TARGET L A UNCH GENERAL SURGERY GYNECOLOGY ~4.1M V ENT R AL HERNIA 1 (~0.9M US) HERNIA 3 (~1.5M US} ~11.5M G ALLB L ADDE R PROCEDURES 4 (~2.3M US) ~7.0M ALL OTHER ~13.4M GI PROCEDURES 5 (~2.8M US) ~2.7M HYSTERECTOMY 2 (~0.6M US) 39M ABDOMINAL PROCEDURES ADDRESSABLE BY VICARIOUS 7 TOTAL INITIAL ADDRESSABLE MARKET $136 B 6

VICARIOUS SURGICAL INVESTOR PRESENTATION NOVEMBER 2021 THANK YOU 78 Fourth Avenue Waltham, MA, 02451 vicariou ssu r gical . c om +1.617.868.1700 VICARIOUS SURGICAL